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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) November 30, 2006


                           National Quality Care, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


                0-19031                              84-1215959
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        (Commission File Number)          (IRS Employer Identification No.)


     9033 Wilshire Blvd., Suite 501
        Beverly Hills, California                       90211
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  (Address of Principal Executive Offices)            (Zip Code)


                                 (310) 550-6242
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02   DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF OFFICERS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

RESIGNATION OF VICTOR GURA, M.D.

      By letter dated as of November 30, 2006, Victor Gura, M.D. resigned as a director and as an executive officer of National Quality Care, Inc., including as its Chief Financial Officer and Chief Scientific Officer. Dr. Gura also resigned from his employment with National Quality Care, Inc. by letter dated as of November 30, 2006.




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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: December 5, 2006

                                     NATIONAL QUALITY CARE, INC.


                                     By:   /s/ Robert M. Snukal
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                                           Robert M. Snukal
                                           President and Chief Executive Officer




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